Exhibit 10.1

                                  IDACORP, Inc.
                               Idaho Power Company
                        NEO 2005 Base Compensation Table

                                            Current Base          New Base
Name                 Title                Compensation ($)    Compensation ($)
----                 -----                ----------------    ----------------

Jan B. Packwood      President and             580,000             630,000
                     Chief Executive
                     Officer, IDACORP
                     and Chief
                     Executive Officer,
                     Idaho Power

J. LaMont Keen       Executive Vice            350,000             380,000
                     President, IDACORP
                     and President and
                     Chief Operating
                     Officer, Idaho
                     Power

Darrel T. Anderson   Senior Vice               210,000             240,000
                     President -
                     Administrative
                     Services and Chief
                     Financial Officer,
                     IDACORP and Idaho
                     Power

Thomas R. Saldin     Senior Vice               250,000             250,000
                     President, General
                     Counsel and
                     Secretary, IDACORP
                     and Idaho Power

James C. Miller      Senior Vice               250,000             270,000
                     President of Power
                     Supply, Idaho Power


A. Bryan Kearney     Vice President and        183,000             193,000
                     Chief Information
                     Officer, IDACORP
                     and Idaho Power